UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number   811-03479

Franklin New York Tax-Free Income Fund

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 5/31

Date of reporting period: 5/31/19

Item 1. Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the 12 months ended May 31, 2019, the U.S. economy continued to grow amid positive economic data and corporate earnings, but financial markets experienced their usual volatility due to trade concerns and geopolitical issues. The U.S. Federal Reserve (Fed) increased its federal funds rate by 0.25% at its June, September and December 2018 meetings, bringing the rate from 1.75% at the start of the period to 2.50% by period-end. The Fed decided not to raise rates for the remainder of the period and indicated that further rate increases may be on hold for the calendar year.

During the 12-month period, the municipal bond market posted moderate returns. The municipal bond market had mixed results against the U.S. Treasury and corporate bond markets, with generally higher returns for longer-term and lower-rated municipal bonds. Factors contributing to this positive investment environment for municipals included relatively low inflation, increased employment and the strength of the U.S. economy.

Franklin New York Tax-Free Income Fund’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. In addition, on our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their compounding income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us. We appreciate your confidence in us and encourage you to contact us or your financial advisor when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin New York Tax-Free Income Fund

Sheila Amoroso

Senior Vice President and Director

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of May 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin New York Tax-Free Income Fund

This annual report for Franklin New York Tax-Free Income Fund covers the fiscal year ended May 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investors with as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax, and from New York state personal income taxes, and at least 65% of its total assets in securities that pay interest free from New York City personal income taxes.1

Performance Overview

The Fund’s Class A share price, as measured by net asset value, increased from $10.75 on September 10, 2018, to $11.10 on May 31, 2019.2 The Fund’s Class A shares paid dividends totaling 22.88 cents per share from September through May.3 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.73% based on an annualization of May’s $2.62 cent per share dividend and the maximum offering price of $11.53 on May 31, 2019. An investor in the 2019 maximum combined effective federal and New York state and City personal income tax bracket of 53.50% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.87% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Credit Quality Composition*

5/31/19

Ratings	% of Total Investments
AAA	15.26%
AA	61.37%
A	13.41%
BBB	0.94%
Below Investment Grade	0.68%
Refunded	7.55%
Not Rated	0.79%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Municipal Bond Market Overview

The financial markets experienced volatility during the 12 months ended May 31, 2019, due to trade concerns and geopolitical stress. Equity markets sold off sharply during the fourth quarter of 2018. Stocks quickly reversed course to start 2019, rallying sharply before declining in May. This volatility spurred a flight to perceived quality that benefited high-quality fixed income assets such as municipal bonds and U.S. Treasuries. Municipal bonds posted positive returns in each of the first five months of 2019. Overall, the

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

3. The distribution amount is the sum of all net investment income distributions for the period shown. Effective 5/1/19, dividends from net investment income are accrued daily and paid monthly. May amounts assume shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

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municipal bond market outperformed the U.S. Treasury and equity markets but underperformed the corporate bond market.

Dividend Distributions*

6/1/18–5/31/19

	Dividend per Share (cents)
Month	Class A**	Class A1	Class C	Class R6	Advisor Class
June	—	3.08	2.58	3.19	3.16
July	—	3.08	2.58	3.19	3.16
August	—	2.98	2.48	3.09	3.06
September	—	2.98	2.48	3.09	3.06
October	2.84	2.98	2.48	3.09	3.06
November	2.84	2.98	2.48	3.09	3.06
December	2.84	2.98	2.49	3.09	3.06
January	2.69	2.83	2.34	2.94	2.91
February	2.69	2.83	2.34	2.94	2.91
March	2.69	2.83	2.33	2.95	2.92
April***	3.67	3.81	3.31	3.93	3.90
May	2.62	2.77	2.25	2.89	2.87
Total	22.88	36.13	30.14	37.48	37.13

*The distribution amount is the sum of all net investment income distributions for the period shown. Effective 5/1/19, dividends from net investment income are accrued daily and paid monthly. May amounts assume shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 9/10/18, the Fund began offering Class A shares. See the prospectus for details.

***Includes a 0.98 cent per share supplemental distribution.

Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, posted a +6.40% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, posted a +6.28% total return, and investment-grade corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, posted a +7.45% total return.4 U.S. stocks, as represented by the Standard & Poor’s® 500 Index, underperformed the fixed income markets with a +3.78% total return.4

Municipal bonds with intermediate and long maturities generally outperformed bonds with shorter maturities during the 12-month period. The best-performing maturity group in the Bloomberg Barclays Municipal Bond Index was the 12–17 year group, which returned +7.62% for the period.4

High-yield municipal bonds generally outperformed investment-grade municipal bonds, with the Bloomberg Barclays High Yield Municipal Bond Index posting a +7.76% total return, compared with a +6.40% total return for the Bloomberg Barclays Municipal Bond Index.4

Municipal issuance during the reporting period totaled approximately $339 billion, a 19% decline from total issuance for the preceding 12-month period.5 Issuance remains diminished as the Tax Cuts and Jobs Act of 2017 eliminated advanced refundings beginning in January 2018. Calendar-year 2018 issuance was approximately $339 billion, which represented a 24% decline from 2017.5 For the first five months of 2019, issuance is approximately equal to the first five months of 2018. The Investment Company Institute reported negative municipal bond fund flows during the fourth quarter of 2018, but flows turned sharply positive in the first five months of 2019. Overall, total net municipal bond fund inflows for the 12-month period were approximately $37 billion.6 In our view, investor demand remains healthy.

The U.S. Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% at its June, September and December 2018 meetings. The target range stood at 2.25%–2.50% at period-end. The Fed also increased the discount rate by 0.25% at all three meetings, to finish the period at 3.00%. The Fed paused at the January, March and April/May 2019 meetings, leaving the discount rate and the target range for the federal funds rate unchanged. Furthermore, the Fed indicated a patient approach in determining future rate adjustments. With market-based inflation measures remaining low in recent months, the market has interpreted the Fed’s recent decisions to mean the Fed will remain on the sidelines and foster economic growth while attempting to achieve its inflation objective.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our disciplined approach of investing to maximize income, while seeking value in the municipal bond market.

State Update

Over the 12 months under review, New York’s robust and diverse economy continued to grow, with New York City, an international center for financial services, fashion and

4. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

5. Source: The Bond Buyer, Thomson Reuters.

6. Source: Investment Company Institute.

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apparel, and publishing and media services, continuing as the main driver of the economy. The state has a significant presence of corporate headquarters, a highly educated and global workforce, and income levels higher than the national average. The healthy economy of the New York City metropolitan area contrasts with the upstate region that has experienced manufacturing declines, population loss and stagnant income growth. The state’s unemployment rate decreased from 4.2% in May 2018 to 4.0% at period-end, which was higher than the 3.6% national average.7

New York’s budget for fiscal year 2019, which ended March 31, 2019, included additional investments in education, modest and disciplined growth in state operating funds, and the establishment of charitable trust funds for health care and education. The budget did not include some of the governor’s revenue-generating tax proposals and left long-term budget gaps unaddressed. Expectations for stronger economic growth led the state to increase tax revenue projections for fiscal year 2019, but income tax revenue decreased in the last quarter, causing the governor to propose using various extra general fund receipts to cover the budget gap. The fiscal year 2020 budget, which began April 1, 2019, was adjusted through revenue and expenditure changes to eliminate a significant budget gap identified in the midyear update and a shortfall from reduced projected tax receipts. However, those adjustments did not take into account changes in the amended 2020 plan that increased future budget gaps due to further anticipated revenue shortfalls.

New York’s net tax-supported debt was moderately high at 5.0% of personal income and $3,247 per capita, compared with the 2.2% and $1,068 national medians, respectively.8 During the period under review, independent credit rating agency Standard & Poor’s (S&P) maintained its AA+ rating and stable outlook on New York’s general obligation debt.9 S&P’s rating reflected its view of the state’s strong and diverse economy, strong financial management, stable budget and financial trends, history of conservative budgeting, prudent use of monetary settlements, and well-funded pension system. S&P’s stable outlook reflected its opinion of the state’s continued structural budget balance and commitment to timely budget updates. According to S&P, these strengths are counterbalanced by divergence of the state’s economy between the upstate and New York City regions, volatility in the state’s income tax receipts, and a large and growing unfunded other postemployment benefit liability. Uncertainty about federal policy changes to tax laws and international trade also pose a potential risk to the state’s economy.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally seek to stay close to fully invested to help maximize income distribution.

Portfolio Composition

5/31/19

% of Total Investments*
Tax-Supported	22.69%
Transportation	19.90%
Utilities	17.13%
Refunded**	10.30%
Higher Education	9.74%
General Obligation	6.31%
Corporate-Backed	3.95%
Subject to Government Appropriations	3.78%
Hospital & Health Care	2.33%
Housing	2.23%
Other Revenue	1.64%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

The combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, in which interest rates for longer-term bonds are higher than those for shorter-term bonds, led us to favor longer-term bonds during the reporting period. Consistent with our strategy, we sought to remain close to fully invested in bonds ranging from 20 to 30 years in

7. Source: Bureau of Labor Statistics.

8. Source: Moody’s Investors Service, State government – US: Medians – Flat debt total signals cautious borrowing, despite infrastructure needs, 6/3/19.

9. This does not indicate S&P’s rating of the Fund.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

maturity with good call features. In line with our relative value investment strategy, and to further reduce volatility, we avoided derivative securities and other investment vehicles designed to leverage the portfolio. During the period, the Fund had no exposure to inverse floaters or any other form of leverage. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin New York Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of May 31, 2019

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 5/31/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[1]	Average Annual Total Return[2]
A3,4
1-Year	+5.56%		+1.60%
5-Year	+12.84%		+1.67%
10-Year	+42.35%		+3.20%

Advisor
1-Year	+5.77%		+5.77%
5-Year	+13.64%		+2.59%
10-Year	+43.98%		+3.71%

Share Class	Distribution Rate[5]	Taxable Equivalent Distribution Rate[6]	30-Day Standardized Yield[7]	Taxable Equivalent 30-Day Standardized Yield[6]

A	2.73%	5.87%	1.48%	3.18%
Advisor	3.10%	6.67%	1.80%	3.87%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Class A (6/1/09–5/31/19)

Advisor Class (6/1/09–5/31/19)

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (6/1/18–5/31/19)

Share Class	Net Investment Income

A (9/10/18–5/31/19)	$0.2288
A1	$0.3613
C	$0.3014
R6	$0.3748
Advisor	$0.3713

Total Annual Operating Expenses10

Share Class

A	0.78%
Advisor	0.53%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Puerto Rico municipal bonds have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/10/18, Class A shares closed to new investors, were renamed Class A1 shares, and a new Class A share with a different expense structure became available. Class A performance shown has been calculated as follows: (a) for periods prior to 9/10/18, a restated figure is used based on the Fund’s Class A1 performance that includes any Rule 12b-1 rate differential that exists between Class A1 and Class A; and (b) for periods after 9/10/18, actual Class A performance is used, reflecting all charges and fees applicable to that class.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the respective class’s May dividend and the maximum offering price (NAV for Advisor Class) per share on 5/31/19.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/18/18 for the maximum combined effective federal and New York state and City personal income tax rate of 53.50%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

7. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

8. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch.

9. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

10. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 12/1/18	Value 5/31/19	12/1/18–5/31/191, [2]	Value 5/31/19	12/1/18–5/31/191, [2]	Ratio[2]

A	$1,000	$1,056.80	$4.00	$1,021.04	$3.93	0.78%
A1	$1,000	$1,056.70	$3.23	$1,021.79	$3.18	0.63%
C	$1,000	$1,054.80	$6.05	$1,019.05	$5.94	1.18%
R6	$1,000	$1,058.20	$2.51	$1,022.49	$2.47	0.49%
Advisor	$1,000	$1,058.10	$2.72	$1,022.29	$2.67	0.53%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Financial Highlights

Year Ended May 31, 2019[a]

Class A

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.75

Income from investment operations[b]:

Net investment income[c]	0.24

Net realized and unrealized gains (losses)	0.34

Total from investment operations	0.58

Less distributions from:

Net investment income	(0.23)

Net asset value, end of year	$11.10

Total return[d]	5.46%

Ratios to average net assets[e]

Expenses[f]	0.78%

Net investment income	3.09%

Supplemental data

Net assets, end of year (000’s)	$177,982

Portfolio turnover rate	19.78%

aFor the period September 10, 2018 (effective date) to May 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

	Year Ended May 31,
	2019		2018	2017	2016	2015

Class A1

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.86		$11.20	$11.54	$11.58	$11.69

Income from investment operations[a]:

Net investment income[b]	0.35		0.37	0.39	0.41	0.43

Net realized and unrealized gains (losses)	0.25		(0.34)	(0.33)	(0.04)	(0.11)

Total from investment operations	0.60		0.03	0.06	0.37	0.32

Less distributions from:

Net investment income	(0.36)		(0.37)	(0.40)	(0.41)	(0.43)

Net asset value, end of year	$11.10		$10.86	$11.20	$11.54	$11.58

Total return[c]	5.67%		0.26%	0.52%	3.30%	2.76%

Ratios to average net assets

Expenses	0.63%	[d]	0.64%	0.61%	0.61%	0.61%

Net investment income	3.24%		3.33%	3.45%	3.59%	3.67%

Supplemental data

Net assets, end of year (000’s)	$3,192,168		$3,421,773	$3,892,131	$4,131,002	$4,319,062

Portfolio turnover rate	19.78%		10.58%	17.44%	4.14%	6.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

12	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

    FRANKLIN NEW YORK TAX-FREE INCOME FUND

    FINANCIAL HIGHLIGHTS

	Year Ended May 31,
	2019		2018	2017	2016	2015

Class C

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.85		$11.19	$11.52	$11.57	$11.67

Income from investment operations[a]:

Net investment income[b]	0.29		0.31	0.33	0.35	0.36

Net realized and unrealized gains (losses)	0.25		(0.34)	(0.33)	(0.05)	(0.10)

Total from investment operations	0.54		(0.03)	—	0.30	0.26

Less distributions from:

Net investment income	(0.30)		(0.31)	(0.33)	(0.35)	(0.36)

Net asset value, end of year	$11.09		$10.85	$11.19	$11.52	$11.57

Total return[c]	5.10%		(0.31)%	0.04%	2.64%	2.28%

Ratios to average net assets

Expenses	1.18%	[d]	1.19%	1.16%	1.16%	1.16%

Net investment income	2.69%		2.78%	2.90%	3.04%	3.12%

Supplemental data

Net assets, end of year (000’s)	$332,093		$506,155	$614,981	$665,206	$674,478

Portfolio turnover rate	19.78%		10.58%	17.44%	4.14%	6.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

dBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	13

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended May 31,
	2019		2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.88		$11.15

Income from investment operations[b]:

Net investment income[c]	0.36		0.33

Net realized and unrealized gains (losses)	0.25		(0.32)

Total from investment operations	0.61		0.01

Less distributions from:

Net investment income	(0.37)		(0.28)

Net asset value, end of year	$11.12		$10.88

Total return[d]	5.80%		0.13%

Ratios to average net assets[e]

Expenses[f]	0.50%	[g]	0.50%

Net investment income	3.37%		3.47%

Supplemental data

Net assets, end of year (000’s)	$62,689		$60,363

Portfolio turnover rate	19.78%		10.58%

aFor the period August 1, 2017 (effective date) to May 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

14	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended May 31,
	2019		2018	2017	2016	2015

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$10.87		$11.21	$11.55	$11.59	$11.69

Income from investment operations[a]:

Net investment income[b]	0.36		0.38	0.40	0.42	0.44

Net realized and unrealized gains (losses)	0.25		(0.34)	(0.33)	(0.04)	(0.10)

Total from investment operations	0.61		0.04	0.07	0.38	0.34

Less distributions from:

Net investment income	(0.37)		(0.38)	(0.41)	(0.42)	(0.44)

Net asset value, end of year	$11.11		$10.87	$11.21	$11.55	$11.59

Total return	5.77%		0.35%	0.61%	3.40%	2.94%

Ratios to average net assets

Expenses	0.53%	[c]	0.54%	0.51%	0.51%	0.51%

Net investment income	3.34%		3.43%	3.55%	3.69%	3.77%

Supplemental data

Net assets, end of year (000’s)	$220,727		$240,101	$312,544	$274,034	$271,828

Portfolio turnover rate	19.78%		10.58%	17.44%	4.14%	6.54%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	15

FRANKLIN NEW YORK TAX-FREE INCOME FUND

Statement of Investments, May 31, 2019

	Principal Amount	Value
Municipal Bonds 95.7%
New York 95.0%
Amherst Development Corp. Student Housing Facility Revenue,
University of Buffalo Foundation Facility, Student Housing Corp., Greiner and Hadley Projects at Suny Buffalo, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/40	$3,000,000	$3,145,290
University of Buffalo Foundation Facility, Student Housing Corp., Greiner and Hadley Projects at Suny Buffalo, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/45	3,800,000	3,984,034
Buffalo and Erie County Industrial Land Development Corp. Revenue,
Buffalo State College Foundation Housing Corp. Project, Series A, 5.375%, 10/01/41	2,035,000	2,170,714
Obligated Group, Catholic Health System Inc. Project, 5.25%, 7/01/35	1,000,000	1,165,270
Obligated Group, Catholic Health System Inc. Project, 5.00%, 7/01/40	1,000,000	1,138,000
City of New Rochelle Corp. for Local Development Revenue,
Iona College Project, Refunding, Series A, 5.00%, 7/01/40	1,250,000	1,390,488
Iona College Project, Refunding, Series A, 5.00%, 7/01/45	1,425,000	1,583,047
Dutchess County Local Development Corp. Revenue,
Health Quest Systems Inc. Project, Series B, 5.00%, 7/01/31	10,550,000	12,435,918
Vassar College Project, Refunding, 5.00%, 7/01/42	5,000,000	5,919,700
Vassar College Project, Refunding, 4.00%, 7/01/46	5,715,000	6,185,173
Erie County IDA School Facility Revenue, City School District of the City of Buffalo Project, Refunding, Series A, 5.00%, 5/01/28	8,100,000	9,126,918
Hempstead Town Local Development Corp. Revenue,
Hofstra University Project, Refunding, 5.00%, 7/01/42	1,250,000	1,461,975
Hofstra University Project, Refunding, 5.00%, 7/01/47	5,250,000	6,151,110
Hudson Yards Infrastructure Corp. Revenue,
Second Indenture, Refunding, Fiscal 2017, Series A, 5.00%, 2/15/42	20,000,000	23,655,000
Second Indenture, Refunding, Fiscal 2017, Series A, 4.00%, 2/15/44	4,385,000	4,760,488
Second Indenture, Refunding, Fiscal 2017, Series A, 5.00%, 2/15/45	15,000,000	17,695,500
Senior, Fiscal 2012, Series A, 5.25%, 2/15/47	33,455,000	35,443,565
Senior, Fiscal 2012, Series A, Pre-Refunded, 5.25%, 2/15/47	1,545,000	1,647,078
Long Island Power Authority Electric System Revenue,
General, 5.00%, 9/01/39	5,000,000	6,071,950
General, Refunding, Series A, 5.00%, 9/01/42	22,000,000	24,007,060
General, Refunding, Series A, 5.00%, 9/01/44	5,000,000	5,638,650
General, Refunding, Series B, 5.00%, 9/01/36	5,000,000	5,918,450
General, Refunding, Series B, 5.00%, 9/01/41	10,000,000	11,713,000
General, Refunding, Series B, 5.00%, 9/01/46	18,000,000	20,970,540
Monroe County IDC Revenue,
The Rochester General Hospital Projects, 5.00%, 12/01/46	15,000,000	17,152,950
University of Rochester Project, Refunding, Series A, 5.00%, 7/01/30	3,275,000	3,874,882
University of Rochester Project, Refunding, Series A, 5.00%, 7/01/32	2,000,000	2,337,980
University of Rochester Project, Refunding, Series A, 5.00%, 7/01/37	1,780,000	2,048,121
University of Rochester Project, Refunding, Series C, 4.00%, 7/01/43	17,570,000	19,148,137
University of Rochester Project, Refunding, Series D, 4.00%, 7/01/43	17,550,000	19,126,341
University of Rochester Project, Series A, Pre-Refunded, 5.00%, 7/01/38	6,350,000	7,290,372
University of Rochester Project, Series B, Pre-Refunded, 5.00%, 7/01/43	5,000,000	5,740,450
MTA Dedicated Tax Fund Revenue,
Build America Bonds, Series B, Pre-Refunded, 5.00%, 11/15/34	63,750,000	64,809,525
Green Bonds, Climate Bond Certified, Refunding, Series B, Subseries B-2, 5.00%, 11/15/39	4,775,000	5,661,431
Green Bonds, Climate Bond Certified, Series A, 5.00%, 11/15/47	30,375,000	35,953,065
Green Bonds, Climate Bond Certified, Series B, Subseries B-1, 5.00%, 11/15/35	6,000,000	7,328,340
Green Bonds, Climate Bond Certified, Series B, Subseries B-1, 5.00%, 11/15/42	5,000,000	5,998,650

16	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
MTA Dedicated Tax Fund Revenue, (continued)
Green Bonds, Climate Bond Certified, Series B, Subseries B-1, 5.00%, 11/15/47	$13,505,000	$16,125,780
MTA Revenue,
Transportation, Green Bonds, Climate Bond Certified, Refunding, Series A, Subseries A-1, 5.00%, 11/15/41	6,000,000	6,958,740
Transportation, Green Bonds, Climate Bond Certified, Refunding, Series A, Subseries A-1, 5.00%, 11/15/51	2,505,000	2,902,143
Transportation, Green Bonds, Climate Bond Certified, Refunding, Series A, Subseries A-2, 5.00%, 11/15/45	10,000,000	11,930,200
Transportation, Green Bonds, Climate Bond Certified, Refunding, Series B, 4.00%, 11/15/50	7,525,000	8,192,242
Transportation, Green Bonds, Climate Bond Certified, Refunding, Series C, Subseries C-1, 5.00%, 11/15/31	10,305,000	12,702,664
Transportation, Green Bonds, Climate Bond Certified, Refunding, Series C, Subseries C-1, 4.00%, 11/15/37	8,500,000	9,401,765
Transportation, Refunding, Series B, 5.00%, 11/15/34	10,210,000	12,203,298
Transportation, Refunding, Series B, 5.00%, 11/15/37	5,000,000	5,904,250
Transportation, Refunding, Series C, Subseries C-1, 5.00%, 11/15/39	2,440,000	2,865,585
Transportation, Refunding, Series D, 5.00%, 11/15/31	6,215,000	7,508,652
Transportation, Refunding, Series D, 4.00%, 11/15/42	20,000,000	21,877,400
Transportation, Refunding, Series D, Subseries D-1, 5.00%, 11/15/34	5,000,000	5,857,200
Transportation, Refunding, Series D, Subseries D-1, 5.00%, 11/15/35	5,000,000	5,836,150
Transportation, Series A, AGMC Insured, 5.50%, 11/15/23	7,460,000	8,720,218
Transportation, Series A, Subseries A-1, 5.00%, 11/15/45	10,000,000	11,376,900
Transportation, Series B, 5.00%, 11/15/38	11,320,000	12,460,716
Transportation, Series B, 5.00%, 11/15/43	10,670,000	11,685,464
Transportation, Series C, 5.00%, 11/15/38	10,000,000	11,007,700
Transportation, Series C, 5.00%, 11/15/42	10,000,000	10,959,200
Transportation, Series C, Pre-Refunded, 5.00%, 11/15/47	16,125,000	18,158,846
Transportation, Series D, Pre-Refunded, 5.25%, 11/15/40	21,500,000	22,729,370
Nassau County GO,
General Improvement, Series C, AGMC Insured, 5.00%, 4/01/43	26,665,000	29,194,175
General Improvement, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/30	5,735,000	5,803,247
General Improvement, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/31	6,025,000	6,096,698
General Improvement, Series C, Assured Guaranty, Pre-Refunded, 5.125%, 10/01/35	27,210,000	27,544,955
General Improvement, Series C, Assured Guaranty, Pre-Refunded, 5.25%, 10/01/39	28,190,000	28,548,295
Sewer and Storm Water Resources District, Series D, Assured Guaranty, Pre-Refunded, 5.25%, 10/01/39	7,620,000	7,716,850
New York City Educational Construction Fund Revenue, Series A, 5.75%, 4/01/41	20,000,000	21,468,000
New York City GO,
Citysavers, Series B, zero cpn., 6/01/19	1,107,250	1,107,250
Citysavers, Series B, zero cpn., 12/01/19	1,107,250	1,098,935
Citysavers, Series B, zero cpn., 6/01/20	10,000,000	9,847,100
Fiscal 2002, Series D, 5.50%, 6/01/24	145,000	145,450
Fiscal 2010, Refunding, Series C, 5.00%, 8/01/25	7,575,000	7,618,178
Fiscal 2010, Refunding, Series C, 5.00%, 8/01/26	2,190,000	2,202,483
Fiscal 2014, Refunding, Series J, 5.00%, 8/01/32	10,000,000	11,578,900
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/29	20,640,000	24,321,763
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/31	10,000,000	11,704,500
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/32	4,000,000	4,666,320

franklintempleton.com	Annual Report	17

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City GO, (continued)
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/33	$3,000,000	$3,490,650
Fiscal 2015, Refunding, Series C, 5.00%, 8/01/34	1,500,000	1,741,710
Fiscal 2017, Refunding, Series B, Subseries B-1, 5.00%, 12/01/41	7,000,000	8,297,870
Fiscal 2018, Series B, Subseries B-1, 5.00%, 10/01/38	6,250,000	7,511,500
Fiscal 2018, Series F, Subseries F-1, 5.00%, 4/01/40	6,830,000	8,230,013
Fiscal 2018, Series F, Subseries F-1, 5.00%, 4/01/45	10,000,000	11,988,600
Fiscal 2019, Series D, Subseries D-1, 4.00%, 12/01/43	10,000,000	11,121,600
Fiscal 2019, Series D, Subseries D-1, 5.00%, 12/01/44	10,000,000	12,125,100
Refunding, Series D, 5.125%, 8/01/19	10,000	10,028
Refunding, Series G, AMBAC Insured, 5.00%, 8/01/22	10,000	10,027
Series E, Subseries E-1, 5.00%, 3/01/39	16,210,000	19,581,518
Series E, Subseries E-1, 5.00%, 3/01/44	12,500,000	14,975,000
Series E-1, 5.00%, 3/01/40	7,500,000	9,026,025
New York City HDC,
MFHR, Series A-1, 4.80%, 11/01/35	5,610,000	5,668,344
MFHR, Sustainable Neighborhood, Series K, 4.00%, 11/01/48	49,905,000	52,105,311
New York City IDAR, Pilot, Yankee Stadium Project, Series A, Assured Guaranty, 7.00%, 3/01/49	19,000,000	19,091,010
New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2011, Refunding, Series EE, 5.375%, 6/15/43	39,150,000	41,415,610
Second General Resolution, Fiscal 2013, Series BB, 5.00%, 6/15/47	15,000,000	16,571,850
Second General Resolution, Fiscal 2017, Refunding, Series AA, 4.00%, 6/15/46	24,290,000	26,460,797
Second General Resolution, Fiscal 2017, Refunding, Series DD, 5.00%, 6/15/47	33,800,000	39,881,972
Second General Resolution, Fiscal 2018, Refunding, Series FF, 5.00%, 6/15/40	15,000,000	18,199,050
Second General Resolution, Fiscal 2018, Series BB, Subseries BB-1, 5.00%, 6/15/46	20,875,000	24,815,574
Second General Resolution, Fiscal 2018, Series CC, Subseries CC-1, 5.00%, 6/15/48	38,475,000	45,638,660
Second General Resolution, Fiscal 2019, Series DD-1, 5.00%, 6/15/49	27,825,000	33,417,268
Second General Resolution, Fiscal 2019, Subordinate, Series FF, Subseries FF-1, 4.00%, 6/15/49	10,000,000	11,080,100
Second General Resolution, Refunding, 5.00%, 6/15/39	33,115,000	33,152,035
New York City Transitional Finance Authority Building Aid Revenue,
Fiscal 2019, Refunding, Series S-1, Subseries S-2A, 5.00%, 7/15/45	17,000,000	20,428,730
Fiscal 2019, Refunding, Series S-2, Subseries S-2A, 5.00%, 7/15/34	4,235,000	5,219,765
Fiscal 2019, Refunding, Series S-3, Subseries S-3A, 5.00%, 7/15/37	10,425,000	12,681,387
Fiscal 2019, Series S-1, Subseries S-2A, 5.00%, 7/15/43	5,230,000	6,293,364
New York City Transitional Finance Authority Revenue,
Future Tax Secured, Subordinate, Fiscal 2010, Series A, Subseries A-1, 5.00%, 5/01/34	740,000	741,894
Future Tax Secured, Subordinate, Fiscal 2010, Series A, Subseries A-1, 5.00%, 5/01/38	20,000,000	20,049,800
Future Tax Secured, Subordinate, Fiscal 2011, Series C, 5.00%, 11/01/39	17,250,000	18,020,385
Future Tax Secured, Subordinate, Fiscal 2012, Series E, Subseries E-1, 5.00%, 2/01/37	10,000,000	10,830,100
Future Tax Secured, Subordinate, Fiscal 2013, Series F, Subseries F-1, 5.00%, 2/01/34	5,000,000	5,563,850
Future Tax Secured, Subordinate, Fiscal 2013, Series F, Subseries F-1, 5.00%, 2/01/36	8,250,000	9,167,482
Future Tax Secured, Subordinate, Fiscal 2013, Series I, 5.00%, 5/01/42	45,000,000	50,139,000
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/38	17,000,000	19,275,960
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/39	24,135,000	27,362,091
Future Tax Secured, Subordinate, Fiscal 2014, Series D, Subseries D-1, 5.00%, 2/01/40	18,300,000	20,719,260
Future Tax Secured, Subordinate, Fiscal 2015, Series A, Subseries A-1, 5.00%, 8/01/34	5,115,000	5,921,687
Future Tax Secured, Subordinate, Fiscal 2015, Series B, Subseries B-1, 5.00%, 8/01/34	5,000,000	5,788,550
Future Tax Secured, Subordinate, Fiscal 2015, Series E, Subseries E-1, 5.00%, 2/01/34	10,000,000	11,649,400

18	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York City Transitional Finance Authority Revenue, (continued)
Future Tax Secured, Subordinate, Fiscal 2015, Series E, Subseries E-1, 5.00%, 2/01/35	$10,000,000	$11,632,900
Future Tax Secured, Subordinate, Fiscal 2017, Refunding, Series C, 5.00%, 11/01/33	6,500,000	7,921,160
Future Tax Secured, Subordinate, Fiscal 2017, Series A, Subseries A-1, 5.00%, 5/01/40	13,415,000	15,753,503
Future Tax Secured, Subordinate, Fiscal 2017, Series F, Subseries F-1, 5.00%, 5/01/42	4,340,000	5,137,866
Future Tax Secured, Subordinate, Fiscal 2018, Series A, Subseries A-3, 5.00%, 8/01/40	3,270,000	3,897,513
Future Tax Secured, Subordinate, Fiscal 2018, Series A, Subseries A-3, 4.00%, 8/01/43	5,645,000	6,199,621
Future Tax Secured, Subordinate, Fiscal 2018, Series B, Subseries B-1, 5.00%, 8/01/45	17,500,000	20,766,200
Future Tax Secured, Subordinate, Fiscal 2018, Series C, Subseries C-3, 4.00%, 5/01/42	7,410,000	8,204,871
Future Tax Secured, Subordinate, Fiscal 2019, Series A, Subseries A-1, 5.00%, 8/01/42	5,000,000	6,047,650
Future Tax Secured, Subordinate, Fiscal 2019, Series C, Subseries C-1, 4.00%, 11/01/42	7,500,000	8,380,050
New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, senior lien, Series A, 5.00%, 11/15/46	5,000,000	5,864,000
New York Liberty Development Corp. Liberty Revenue,
One World Trade Center, Secured by Port Authority Bonds, 5.25%, 12/15/43	50,000,000	54,553,000
Seven World Trade Center Project, Refunding, 5.00%, 9/15/40	18,000,000	19,622,340
New York Liberty Development Corp. Revenue,
Goldman Sachs Headquarters Issue, 5.50%, 10/01/37	27,000,000	36,852,570
Goldman Sachs Headquarters Issue, Second Tranche, 5.25%, 10/01/35	86,360,000	113,821,616
Second Priority Liberty, Bank of America Tower at One Bryant Park Project, Class 2, Refunding, 5.625%, 7/15/47	17,500,000	17,938,025
New York State Dormitory Authority Revenues,
Lease, State University Dormitory Facilities Issue, Series A, Pre-Refunded, 5.00%, 7/01/39	7,250,000	7,269,865
Lease, Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/28	4,000,000	4,388,720
Mental Health Services Facilities Improvement, Refunding, Series A, 5.00%, 8/15/22	5,740,000	5,981,424
Non-State Supported Debt, Brooklyn Law School, Refunding, 5.75%, 7/01/33	3,750,000	3,762,225
Non-State Supported Debt, Catholic Health System Obligated Group, Refunding, Series A, 4.00%, 7/01/45	2,875,000	3,094,909
Non-State Supported Debt, Columbia University, Series A-2, 5.00%, 10/01/46	10,000,000	14,760,300
Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/34	10,000,000	10,027,400
Non-State Supported Debt, Cornell University, Refunding, Series A, 5.00%, 7/01/39	22,000,000	22,060,280
Non-State Supported Debt, Educational Housing Services, CUNY Student Housing Project, AMBAC Insured, 5.25%, 7/01/30	5,150,000	6,375,288
Non-State Supported Debt, Fashion Institute of Technology Student Housing Corp., NATL Insured, 5.25%, 7/01/34	13,220,000	16,670,684
Non-State Supported Debt, Health Quest Systems, Series A, Assured Guaranty, 5.25%, 7/01/27	1,385,000	1,389,210
Non-State Supported Debt, Hospital for Special Surgery, FHA Insured, Pre-Refunded, 6.25%, 8/15/34.	3,705,000	3,740,457
Non-State Supported Debt, Hospital for Special Surgery, FHA Insured, Pre-Refunded, 6.00%, 8/15/38.	3,250,000	3,279,510
Non-State Supported Debt, Memorial Sloan Kettering Cancer Center, Refunding, Series 1, 4.00%, 7/01/47	5,000,000	5,450,950
Non-State Supported Debt, The New School, AGMC Insured, Pre-Refunded, 5.50%, 7/01/43	13,000,000	13,580,840
Non-State Supported Debt, The New School, Pre-Refunded, 5.50%, 7/01/40	10,000,000	10,446,800
Non-State Supported Debt, The New School, Refunding, Series A, 5.00%, 7/01/40	5,500,000	6,239,145
Non-State Supported Debt, The New School, Refunding, Series A, 5.00%, 7/01/45	8,500,000	9,603,895
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/38	5,000,000	6,054,700
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/40	6,745,000	8,083,141
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/43	3,000,000	3,583,590
Non-State Supported Debt, New York University, Refunding, Series A, 5.00%, 7/01/45	5,000,000	5,792,100

franklintempleton.com	Annual Report	19

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/37	$7,000,000	$7,692,160
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/42	10,000,000	10,964,700
Non-State Supported Debt, New York University, Series A, 5.00%, 7/01/49	50,000,000	61,319,500
Non-State Supported Debt, New York University, Series A, Pre-Refunded, 5.00%, 7/01/39	20,000,000	20,054,800
Non-State Supported Debt, New York University, Series B, Pre-Refunded, 5.00%, 7/01/39	19,650,000	19,703,841
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series A, 5.00%, 5/01/22	2,300,000	2,322,402
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series A, 5.00%, 5/01/36	11,000,000	12,565,080
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/21	3,090,000	3,120,158
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series E, 5.00%, 5/01/23	2,150,000	2,170,941
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Refunding, Series E, 5.50%, 5/01/33	3,000,000	3,007,890
Non-State Supported Debt, North Shore-Long Island Jewish Obligated Group, Series B, 5.00%, 5/01/39	10,000,000	10,775,800
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/27	2,025,000	2,346,206
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/30	1,000,000	1,147,050
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/32	1,000,000	1,138,950
Non-State Supported Debt, NYU Hospitals Center, Refunding, 5.00%, 7/01/34	7,250,000	8,211,567
Non-State Supported Debt, NYU Hospitals Center, Series A, Pre-Refunded, 6.00%, 7/01/40	4,500,000	4,725,000
Non-State Supported Debt, Pratt Institute, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/29	3,775,000	3,785,230
Non-State Supported Debt, Residential Institutions for Children, 5.00%, 6/01/38	5,000,000	5,012,650
[a] Non-State Supported Debt, School Districts, Bond Financing Program, Series A, 5.00%, 10/01/21	4,450,000	4,817,659
[a] Non-State Supported Debt, School Districts, Bond Financing Program, Series A, 5.00%, 10/01/22	9,000,000	10,044,810
[a] Non-State Supported Debt, School Districts, Bond Financing Program, Series A, 5.00%, 10/01/23	4,150,000	4,765,528
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series A, AGMC Insured, 5.00%, 10/01/21	265,000	277,142
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series A, AGMC Insured, 5.00%, 10/01/22	395,000	412,728
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series A, AGMC Insured, 5.00%, 10/01/24	710,000	741,382
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series C, Assured Guaranty, 5.00%, 10/01/31	45,000	45,487
Non-State Supported Debt, School Districts, Financing Program, Refunding, Series C, Assured Guaranty, 5.125%, 10/01/36	60,000	60,683
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/21	4,735,000	4,967,536
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/22	6,750,000	7,081,493
Non-State Supported Debt, School Districts, Financing Program, Series A, AGMC Insured, Pre-Refunded, 5.00%, 10/01/24	12,020,000	12,610,302
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, 5.625%, 10/01/29	300,000	303,930
Non-State Supported Debt, School Districts, Financing Program, Series A, Assured Guaranty, Pre-Refunded, 5.625%, 10/01/29	2,700,000	2,738,043
Non-State Supported Debt, School Districts, Financing Program, Series C, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/31	3,955,000	4,002,737

20	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

    STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Revenues, (continued)
Non-State Supported Debt, School Districts, Financing Program, Series C, Assured Guaranty, Pre-Refunded, 5.125%, 10/01/36	$4,940,000	$5,001,602
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/29	1,375,000	1,621,565
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/30	1,675,000	1,968,108
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/31	3,700,000	4,333,736
Non-State Supported Debt, St. John’s University, Refunding, Series A, 5.00%, 7/01/34	2,000,000	2,320,280
Non-State Supported Debt, State University of New York Dormitory Facilities, Refunding, Series A, 5.00%, 7/01/38	5,000,000	5,592,200
Non-State Supported Debt, State University of New York Dormitory Facilities, Refunding, Series A, 5.00%, 7/01/43	4,150,000	4,632,811
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/35	2,000,000	2,414,260
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/36	1,500,000	1,804,275
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/37	2,000,000	2,396,420
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/38	1,000,000	1,194,570
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/42	3,750,000	4,445,813
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/43	4,300,000	5,174,964
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/46	4,000,000	4,726,440
Non-State Supported Debt, State University of New York Dormitory Facilities, Series A, 5.00%, 7/01/48	13,925,000	16,667,946
Non-State Supported Debt, Student Housing Corp., NATL Insured, 5.25%, 7/01/26	6,105,000	7,194,620
Non-State Supported Debt, University of Rochester, Series A, 5.125%, 7/01/39	1,485,000	1,488,876
Non-State Supported Debt, University of Rochester, Series A, Pre-Refunded, 5.125%, 7/01/39	9,015,000	9,040,603
Non-State Supported Debt, Vassar College, 5.00%, 7/01/49	11,000,000	11,369,380
Secondarily Insured, State University Educational Facilities, Third General Resolution, Refunding, Series A, Assured Guaranty, 5.50%, 5/15/22	5,000,000	5,568,300
State Supported Debt, Lease, State University Dormitory Facilities Issue, Refunding, Series A, 5.00%, 7/01/37	25,000,000	27,251,750
State Supported Debt, Lease, State University Dormitory Facilities Issue, Refunding, Series A, 5.00%, 7/01/42	15,000,000	16,352,850
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/29	3,000,000	3,287,010
Third General Resolution, State University Educational Facilities Issue, Refunding, Series A, 5.00%, 5/15/30	1,000,000	1,095,360
New York State Dormitory Authority Sales Tax Revenue,
Bid Group 2, Refunding, Series E, 5.00%, 3/15/37	15,340,000	18,893,204
Bid Group 4, Refunding, Series A, 4.00%, 3/15/46	25,000,000	27,611,000
Bid Group 4, Refunding, Series C, 4.00%, 3/15/44	5,310,000	5,877,798
Bid Group 4, Refunding, Series E, 5.00%, 3/15/44	19,715,000	23,905,226
Bid Group C, Series A, 5.00%, 3/15/41	10,000,000	11,882,900
Group C, Series A, 5.00%, 3/15/42	10,000,000	11,859,900
Series A, 5.00%, 3/15/34	10,000,000	12,040,400
Series A, 5.00%, 3/15/35	24,545,000	29,428,719
Series A, 5.00%, 3/15/36	31,550,000	37,703,512

franklintempleton.com	Annual Report	21

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority Sales Tax Revenue, (continued)
Series A, 5.00%, 3/15/42	$6,235,000	$7,517,914
Series A, 4.00%, 3/15/46	16,515,000	18,062,786
Series B, 5.00%, 3/15/40	12,640,000	14,716,246
Series B, 5.00%, 3/15/41	10,520,000	12,246,437
State Supported Debt, Series A, 5.00%, 3/15/31	15,685,000	18,105,195
State Supported Debt, Series A, 5.00%, 3/15/43	16,675,000	18,565,111
State Supported Debt, Series A, 5.00%, 3/15/44	37,250,000	42,033,272
State Supported Debt, Series A, 4.00%, 3/15/48	10,000,000	11,002,400
New York State Dormitory Authority State Personal Income Tax Revenue,
General Purpose, Bidding Group 3, Refunding, Series B, 5.00%, 2/15/40	9,425,000	11,266,551
General Purpose, Bidding Group 3, Refunding, Series B, 5.00%, 2/15/41	12,425,000	14,818,676
General Purpose, Bidding Group 3, Refunding, Series B, 5.00%, 2/15/43	4,595,000	5,468,372
General Purpose, Bidding Group 3, Refunding, Series B, 4.00%, 2/15/46	20,000,000	21,873,400
General Purpose, Refunding, Series A, 5.00%, 2/15/37	5,000,000	5,966,750
General Purpose, Refunding, Series A, 5.00%, 2/15/38	5,000,000	5,947,800
General Purpose, Refunding, Series A, 5.00%, 2/15/39	8,945,000	10,617,447
General Purpose, Refunding, Series A, 5.00%, 3/15/45	10,000,000	12,061,900
General Purpose, Series A, 5.00%, 2/15/41	4,000,000	4,707,560
General Purpose, Series A, 5.00%, 2/15/42	1,950,000	2,292,167
General Purpose, Series A, 5.00%, 2/15/43	8,450,000	9,919,370
General Purpose, Series B, 5.00%, 3/15/37	6,915,000	7,523,451
General Purpose, Series C, 5.00%, 3/15/34	10,000,000	10,569,400
[a] New York State Environmental Facilities Corp. Revenue, State Revolving Funds, 2010 Master Financing Program, Green Bonds, Series A, 5.00%, 2/15/49	5,000,000	6,144,350
New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revenue,
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, SRF, Subordinated, Series B, 5.00%, 6/15/48	7,500,000	9,065,550
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, SRF, Subordinated, Series E, 5.00%, 6/15/42	8,355,000	10,046,303
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, Subordinated SRF, Refunding, Series, 5.00%, 6/15/46	28,360,000	33,919,411
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, Subordinated SRF, Series A, 5.00%, 6/15/31	5,000,000	5,660,950
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, Subordinated SRF, Series A, 5.125%, 6/15/38	35,000,000	35,093,800
Revolving Funds, New York City Municipal Water Finance Authority Projects-Second Resolution, Subordinated SRF, Series E, 5.00%, 6/15/47	12,345,000	14,750,176
New York State GO, Series A, 5.00%, 2/15/39	6,000,000	6,015,900
New York State Power Authority Revenue, Series A, NATL Insured, 5.00%, 11/15/47	10,000,000	10,026,600
New York State Thruway Authority General Junior Indebtedness Obligations Revenue, junior lien, Series A, 5.00%, 1/01/46	25,000,000	28,905,750
New York State Thruway Authority General Revenue,
Refunding, Series I, 5.00%, 1/01/37	21,250,000	22,906,650
Refunding, Series L, 5.00%, 1/01/34	2,600,000	3,198,936
Refunding, Series L, 5.00%, 1/01/35	3,000,000	3,672,870
Series I, 5.00%, 1/01/42	45,000,000	48,425,400

22	Annual Report	franklintempleton.com

    FRANKLIN NEW YORK TAX-FREE INCOME FUND

    STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York State Thruway Authority Second General Highway and Bridge Trust Fund Revenue,
Refunding, Series A, 5.00%, 4/01/29	$10,000,000	$10,973,500
Series A, 5.00%, 4/01/27	27,000,000	29,660,040
Series A, 5.00%, 4/01/28	11,600,000	12,739,352
Series A, 5.00%, 4/01/30	9,000,000	9,863,010
Series A, 5.00%, 4/01/31	10,250,000	11,208,990
Series A, 5.00%, 4/01/32	11,100,000	12,125,640
New York State Urban Development Corp. Revenue,
State Personal Income Tax, General Purpose, Bidding Group 1, Series A, 5.00%, 3/15/42	10,000,000	12,106,800
State Personal Income Tax, General Purpose, Refunding, Series A, 5.00%, 3/15/38	15,000,000	17,856,600
State Personal Income Tax, General Purpose, Refunding, Series C, 5.00%, 3/15/42	8,400,000	10,004,568
Oswego County IDA Civic Facility Revenue, Oswego School District Public Library Project, XLCA Insured, 5.00%, 12/15/30	1,805,000	1,838,735
Port Authority of New York and New Jersey Revenue,
Consolidated, One Hundred Sixty-First Series, 5.00%, 10/15/34	25,000,000	25,315,750
Consolidated, One Hundred Sixty-First Series, 5.00%, 10/15/35	29,000,000	29,365,110
Consolidated, One Hundred Sixty-First Series, 5.00%, 10/15/39	25,000,000	25,310,250
Consolidated, Refunding, Two Hundred Eleventh Series, 5.00%, 9/01/48	25,000,000	30,318,750
Consolidated, Refunding, Two Hundred Fifth Series, 5.00%, 11/15/47	26,340,000	31,629,599
Consolidated, Refunding, Two Hundred Third Series, 5.00%, 10/15/47	10,000,000	11,882,900
Schenectady County Capital Resource Corp. Revenue,
Union College Project, Refunding, 5.00%, 1/01/40	2,600,000	3,036,306
Union College Project, Refunding, 5.00%, 1/01/47	6,590,000	7,691,057
Suffolk County Water Authority Revenue, Water System, Series A, 4.00%, 6/01/41	25,000,000	27,784,500
Triborough Bridge and Tunnel Authority Revenue,
General, MTA Bridges and Tunnels, Series A, 5.00%, 11/15/49	9,000,000	10,993,680
General Purpose, Series B, NATL Insured, Pre-Refunded, 5.20%, 1/01/27	5,110,000	5,621,204
General Purpose, Series B, Pre-Refunded, 5.20%, 1/01/27	15,000,000	16,500,600
General Purpose, Series B, Pre-Refunded, 5.50%, 1/01/30	32,185,000	35,614,312
MTA Bridges and Tunnels, General, Refunding, Series B, 5.00%, 11/15/36	21,080,000	25,485,509
MTA Bridges and Tunnels, General, Refunding, Series B, 5.00%, 11/15/37	18,190,000	21,929,500
MTA Bridges and Tunnels, General, Refunding, Series B, 5.00%, 11/15/38	8,055,000	9,675,827
MTA Bridges and Tunnels, General, Series A, 5.00%, 11/15/38	3,000,000	3,603,660
MTA Bridges and Tunnels, General, Series A, 5.00%, 11/15/42	5,750,000	6,859,635
MTA Bridges and Tunnels, General, Series A, 5.00%, 11/15/47	13,000,000	15,438,930
MTA Bridges and Tunnels, General, Series B, 5.00%, 11/15/45	5,000,000	5,835,850
MTA Bridges and Tunnels, General, Series C, 5.00%, 11/15/38	5,000,000	5,577,900
Troy Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute Project, Series A, 5.125%, 9/01/40	42,500,000	44,200,850
Utility Debt Securitization Authority Revenue,
Restructuring, 5.00%, 12/15/41	8,500,000	10,310,075
Restructuring, Refunding, 5.00%, 12/15/33	20,000,000	23,894,400
Restructuring, Refunding, 5.00%, 12/15/34	9,950,000	11,854,231
Restructuring, Refunding, 5.00%, 12/15/40	10,000,000	12,163,900
Restructuring, Refunding, Series A, 5.00%, 12/15/34	33,870,000	40,792,012
Restructuring, Refunding, Series B, 5.00%, 12/15/33	5,750,000	6,954,223

franklintempleton.com	Annual Report	23

FRANKLIN NEW YORK TAX-FREE INCOME FUND

STATEMENT OF INVESTMENTS

	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
Western Nassau County Water Authority Water System Revenue,
Series A, 5.00%, 4/01/40	$1,400,000	$1,600,214
Series A, 5.00%, 4/01/45	2,250,000	2,562,615

		3,787,940,207

U.S. Territories 0.7%
Puerto Rico 0.7%
[b] Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	32,250,000	25,880,625

Total Municipal Bonds before Short Term Investments (Cost $3,587,751,750)		3,813,820,832

Short Term Investments 4.0%

Municipal Bonds 4.0%
New York 4.0%
[c] MTA Dedicated Tax Fund Revenue, Refunding, Subseries A-1, LOC Toronto Dominion Bank, Daily VRDN and Put, 2.20%, 11/01/31	23,010,000	23,010,000
[c] Nassau County IDA Revenue, Civic Facility, 1999 Cold Spring Harbor Laboratory Project, Refunding and Improvement, SPA TD Bank NA/MT Laurel NJ, Daily VRDN and Put, 2.05%, 1/01/34	5,000,000	5,000,000
[c] New York City Municipal Water Finance Authority Water and Sewer System Revenue,
Second General Resolution, Fiscal 2007, Series CC, Sub-Series CC-2, SPA Bank of Montreal, Daily VRDN and Put, 2.20%, 6/15/38.	4,990,000	4,990,000
Second General Resolution, Fiscal 2014, Refunding, Series AA, Subseries AA-4, SPA Bank of Montreal, Daily VRDN and Put, 2.10%, 6/15/49	3,000,000	3,000,000
[c] New York City Transitional Finance Authority Revenue,
Future Tax Secured, Fiscal 2013, Series A, Subseries A-4, SPA JPMorgan Chase Bank, Daily VRDN and Put, 2.25%, 8/01/39	8,000,000	8,000,000
Future Tax Secured, Senior, Multi-Modal, Fiscal 2003, Refunding, Series A, Subseries A-4, SPA Toronto Dominion Bank, Daily VRDN and Put, 2.20%, 11/01/29	15,000,000	15,000,000
Future Tax Secured, Subordinate, Fiscal 2013, Series C, Subseries C-4, SPA JPMorgan Chase Bank, Daily VRDN and Put, 2.25%, 11/01/36	9,860,000	9,860,000
[c] Syracuse IDA Civic Facility Revenue,
Syracuse University Project, Series A-1, LOC JPMorgan Chase Bank, Daily VRDN and Put, 2.16%, 7/01/37	3,210,000	3,210,000
Syracuse University Project, Series A-2, LOC JPMorgan Chase Bank, Daily VRDN and Put, 2.16%, 12/01/37	10,850,000	10,850,000

26	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

     STATEMENT OF INVESTMENTS

	Principal Amount	Value
Short Term Investments (continued)

Municipal Bonds (continued)
New York (continued)
[c] Triborough Bridge and Tunnel Authority Revenue,
General, MTA Bridges and Tunnels, Refunding, Series C, LOC State Street Bank B&T Co, Weekly VRDN and Put, 2.18%, 1/01/32.	$32,900,000	$32,900,000
General, MTA Bridges and Tunnels, Refunding, Series F, LOC Citibank, Daily VRDN and Put, 2.12%, 11/01/32	14,000,000	14,000,000
General, MTA Bridges and Tunnels, Refunding, Subseries B-2, LOC Citibank, Weekly VRDN and Put, 2.12%, 1/01/32	29,900,000	29,900,000

Total Short Term Investments (Cost $159,720,000)		159,720,000

Total Investments (Cost $3,747,471,750) 99.7%		3,973,540,832
Other Assets, less Liabilities 0.3%		12,118,222

Net Assets 100.0%		$3,985,659,054

See Abbreviations on page 36.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	25

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

May 31, 2019

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$3,747,471,750

Value - Unaffiliated issuers	$3,973,540,832
Cash	131,923
Receivables:
Capital shares sold	1,587,201
Interest	44,431,768
Other assets	3,125

Total assets	4,019,694,849

Liabilities:
Payables:
Investment securities purchased	25,650,199
Capital shares redeemed	4,381,862
Management fees	1,513,392
Distribution fees	490,599
Transfer agent fees	319,004
Distributions to shareholders	1,511,268
Accrued expenses and other liabilities	169,471

Total liabilities	34,035,795

Net assets, at value	$3,985,659,054

Net assets consist of:
Paid-in capital	$4,087,986,990
Total distributable earnings (loss)	(102,327,936)

Net assets, at value	$3,985,659,054

Class A:
Net assets, at value	$177,982,248

Shares outstanding	16,039,633

Net asset value per share[a]	$11.10

Maximum offering price per share (net asset value per share ÷ 96.25%)	$11.53

Class A1:
Net assets, at value	$3,192,167,580

Shares outstanding	287,483,968

Net asset value per share[a]	$11.10

Maximum offering price per share (net asset value per share ÷ 96.25%)	$11.53

Class C:
Net assets, at value	$332,093,364

Shares outstanding	29,945,308

Net asset value and maximum offering price per share[a]	$11.09

Class R6:
Net assets, at value	$62,688,806

Shares outstanding	5,638,486

Net asset value and maximum offering price per share	$11.12

Advisor Class:
Net assets, at value	$220,727,056

Shares outstanding	19,866,079

Net asset value and maximum offering price per share	$11.11

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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    FRANKLIN NEW YORK TAX-FREE INCOME FUND

    FINANCIAL STATEMENTS

Statement of Operations

for the year ended May 31, 2019

Investment income:
Interest:
Unaffiliated issuers	$155,100,150

Expenses:
Management fees (Note 3a)	18,247,016
Distribution fees: (Note 3c)
Class A	215,012
Class A1	3,282,715
Class C	2,575,209
Transfer agent fees: (Note 3e)
Class A	52,468
Class A1	1,975,713
Class C	241,742
Class R6	15,899
Advisor Class	137,108
Custodian fees (Note 4)	33,517
Reports to shareholders	114,614
Registration and filing fees	67,320
Professional fees	223,497
Trustees’ fees and expenses	105,408
Other	140,009

Total expenses	27,427,247
Expense reductions (Note 4)	(34,441)
Expenses waived/paid by affiliates (Note 3f)	(2,040)

Net expenses	27,390,766

Net investment income	127,709,384

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(2,492,551)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	90,230,931

Net realized and unrealized gain (loss)	87,738,380

Net increase (decrease) in net assets resulting from operations	$215,447,764

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	27

FRANKLIN NEW YORK TAX-FREE INCOME FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended May 31,
	2019	2018

Increase (decrease) in net assets:
Operations:
Net investment income	$127,709,384	$149,509,247
Net realized gain (loss)	(2,492,551)	(156,804,906)
Net change in unrealized appreciation (depreciation)	90,230,931	16,133,054

Net increase (decrease) in net assets resulting from operations	215,447,764	8,837,395

Distributions to shareholders: (Note 1d)
Class A	(2,601,195)	—
Class A1	(108,682,232)	(123,346,154)
Class M	(14)	(58)
Class C	(11,227,139)	(15,806,380)
Class R6	(2,056,434)	(716,761)
Advisor Class	(7,738,366)	(9,961,956)

Total distributions to shareholders	(132,305,380)	(149,831,309)

Capital share transactions: (Note 2)
Class A	171,274,719	—
Class A1	(296,268,511)	(356,385,585)
Class M	(4,919)	5,000
Class C	(178,136,329)	(91,316,934)
Class R6	1,001,280	61,121,085
Advisor Class	(23,745,555)	(63,689,706)

Total capital share transactions	(325,879,315)	(450,266,140)

Net increase (decrease) in net assets	(242,736,931)	(591,260,054)
Net assets:
Beginning of year	4,228,395,985	4,819,656,039

End of year (Note 1d)	$3,985,659,054	$4,228,395,985

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    FRANKLIN NEW YORK TAX-FREE INCOME FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin New York Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class A1, Class C, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Class M was closed to investors effective at the close of market June 8, 2018.

Effective September 10, 2018, Class A shares were renamed A1, and the Fund began offering a new class of shares, Class A. Class A1 shares are only offered to existing Class A1 shareholders.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.  Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.  Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

c.  Income Taxes (continued)

sustained upon examination by the tax authorities based on its technical merits. As of May 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date. Effective May 1, 2019, dividends from net investment income are declared daily and paid monthly. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

    NOTES TO FINANCIAL STATEMENTS

For the year ended May 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Class A1	$(123,346,154)
Class M	(58)
Class C	(15,806,380)
Class R6	(716,761)
Advisor Class	(9,961,956)

For the year ended May 31, 2018, undistributed net investment income included in net assets was $6,856,443.

2. Shares of Beneficial Interest

At May 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended May 31,
	2019[a,b]		2018[c,d]
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[e]	17,586,313	$187,900,707
Shares issued in reinvestment of distributions	223,945	2,420,440
Shares redeemed	(1,770,625)	(19,046,428)

Net increase (decrease)	16,039,633	$171,274,719

Class A1 Shares:
Shares sold	11,890,232	$127,788,751	18,567,685	$204,859,902
Shares issued in reinvestment of distributions	8,335,928	89,909,083	9,237,338	101,716,707
Shares redeemed	(47,727,804)	(513,966,345)	(60,248,483)	(662,962,194)

Net increase (decrease)	(27,501,644)	$(296,268,511)	(32,443,460)	$(356,385,585)

Class M Shares:
Shares sold	—	$—	455	$5,000
Shares redeemed	(455)	(4,919)	—	—

Net increase (decrease)	(455)	$(4,919)	455	$5,000

Class C Shares:
Shares sold	3,025,093	$32,714,884	3,673,575	$40,462,538
Shares issued in reinvestment of distributions	946,002	10,194,177	1,295,143	14,252,001
Shares redeemed[e]	(20,673,352)	(221,045,390)	(13,284,545)	(146,031,473)

Net increase (decrease)	(16,702,257)	$(178,136,329)	(8,315,827)	$(91,316,934)

Class R6 Shares:
Shares sold	1,484,013	$16,041,623	5,878,979	$64,695,824
Shares issued in reinvestment of distributions	190,298	2,055,217	65,956	715,974
Shares redeemed	(1,586,339)	(17,095,560)	(394,421)	(4,290,713)

Net increase (decrease)	87,972	$1,001,280	5,550,514	$61,121,085

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Year Ended May 31,
	2019[a,b]		2018[c,d]
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Shares sold	6,708,605	$72,449,988	8,421,825	$92,950,260
Shares issued in reinvestment of distributions	629,680	6,795,594	793,839	8,752,085
Shares redeemed	(9,562,468)	(102,991,137)	(15,008,230)	(165,392,051)

Net increase (decrease)	(2,224,183)	$(23,745,555)	(5,792,566)	$(63,689,706)

aFor the period September 10, 2018 (effective date) to May 31, 2019, for Class A.

bClass M was closed to investors on June 8, 2018.

cFor the period January 25, 2018 (effective date) to May 31, 2018, for Class M.

dFor the period August 1, 2017 (effective date) to May 31, 2018, for Class R6.

eMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors or trustees of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended May 31, 2019, the gross effective investment management fee rate was 0.456% of the Fund’s average daily net assets.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A and A1 reimbursement distribution plans, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate, for each class. Under the Class A and A1 reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class A1	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$78,061
CDSC retained	$58,674

Effective March 1, 2019, certain front-end sales charges on Class A and A1 shares, if any, were lowered. Further details are disclosed in the Fund’s Prospectus.

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended May 31, 2019, the Fund paid transfer agent fees of $2,422,930, of which $1,300,948 was retained by Investor Services.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

f.  Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class. Investor Services may discontinue this waiver in the future. Prior to October 1, 2018, Investor Services had voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees did not exceed 0.03%.

g.  Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended May 31, 2019, these purchase and sale transactions aggregated $93,240,000 and $192,640,000, respectively.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended May 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At May 31, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$65,803,336
Long term	251,085,010

Total capital loss carryforwards	$316,888,346

During the year ended May 31, 2019, the Fund utilized $3,727,839 of capital loss carryforwards.

The tax character of distributions paid during the years ended May 31, 2019 and 2018, was as follows:

	2019	2018
Distributions paid from tax exempt income	$132,305,380	$149,831,309

34	Annual Report	franklintempleton.com

FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

At May 31, 2019, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt for income tax purposes were as follows:

Cost of investments	$3,762,003,929

Unrealized appreciation	$232,454,145
Unrealized depreciation	(20,917,242)

Net unrealized appreciation (depreciation)	$211,536,903

Distributable earnings:
Undistributed tax exempt income	$4,534,770

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2019, aggregated $773,040,458 and $1,138,048,069, respectively.

7. Defaulted Securities

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At May 31, 2019, the value of this security was $25,880,625, representing 0.7% of the Fund’s net asset. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified in the accompanying Statement of Investments.

8. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within New York and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York and U.S. territories. Investing in Puerto Rico securities may expose the Fund to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

9. Credit Facility (continued)

Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended May 31, 2019, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

At May 31, 2019, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

11. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
AGMC	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
FHA	Federal Housing Authority/Agency
GO	General Obligation
HDC	Housing Development Corp.
IDA	Industrial Development Authority/Agency
IDAR	Industrial Development Authority Revenue
IDC	Industrial Development Corp.
LOC	Letter of Credit
MFHR	Multi-Family Housing Revenue
MTA	Metropolitan Transit Authority
NATL	National Public Financial Guarantee Corp.
SPA	Standby Purchase Agreement
SRF	State Revolving Fund
XLCA	XL Capital Assurance

36	Annual Report	franklintempleton.com

    FRANKLIN NEW YORK TAX-FREE INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin New York Tax-Free Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Franklin New York Tax-Free Income Fund (the “Fund”) as of May 31, 2019, the related statement of operations for the year ended May 31, 2019, the statement of changes in net assets for each of the two years in the period ended May 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

July 17, 2019

We have served as the auditor of one or more investment companies in the Franklin Templeton funds since 1948.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2019. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2020, shareholders will be notified of amounts for use in preparing their 2019 income tax returns.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1982	138	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2017	114	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	138	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 1998 and Lead Independent Trustee since March 2019	138	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison–United States Treasury Department (1988-1989).

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	138	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, Counselor and Senior Advisor to Boeing Chairman and Board of Directors, The Boeing Company (aerospace company) (May 2019); and formerly, General Counsel and member of the Executive Council, The Boeing Company (2006-2019) and Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	138	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2013	152	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member – Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Trustee and Vice President	Chairman of the Board since 2013, Trustee and Vice President since 1983	138	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 40 of the investment companies in Franklin Templeton.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since December 2018	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of 18 of the investment companies in Franklin Templeton.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of 26 of the investment companies in Franklin Templeton.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Co- Secretary	Vice President since 2009 and Co- Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President – AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 44 of the investment companies in Franklin Templeton.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton; and formerly, Senior Associate General Counsel, Franklin Templeton (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel and officer of 44 of the investment companies in Franklin Templeton.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel, Executive Vice President and Secretary, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Co- Secretary	Vice President since 2011 and Co- Secretary since January 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton fund complex. These portfolios have a common investment manager or affiliated investment managers.

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**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Effective March 12, 2019, John B. Wilson ceased to be a trustee of the Trust.

Note 3: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She currently serves as a director of Avis Budget Group, Inc. (2007-present) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN NEW YORK TAX-FREE INCOME FUND

(Fund)

At an in-person meeting held on February 26, 2019 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Fund to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the US Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of liquidity through the designation of a liquidity/risk administrator and the development of reports that highlight the amount of illiquid investments for the Fund.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the FTI organization.

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SHAREHOLDER INFORMATION

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2018. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional New York municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was in the first (the best) or second quintile and above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the three-, five- and 10-year periods was below the median of its Performance Universe, but for the one-year period was equal to the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group).

Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A1 shares for the Fund and Class A and Class M shares for the other funds in the Expense Group with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and six other New York municipal debt funds. The Board noted that the Management Rate for the Fund was slightly above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2018, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of

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FRANKLIN NEW YORK TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board noted that the Fund had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report and Shareholder Letter
Franklin New York Tax-Free Income Fund
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2019 Franklin Templeton Investments. All rights reserved.	1115 A 07/19

Item 2.    Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.    Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.    Principal Accountant Fees and Services.

(a)                Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $46,393 for the fiscal year ended May 31, 2019 and $51,744 for the fiscal year ended May 31, 2018.

(b)                Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)                Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $25,000 for the fiscal year ended May 31, 2019 and $0 for the fiscal year ended May 31, 2018. The services for which these fees were paid included professional fees in connection with tax treatment of equipment lease transactions, professional fees in connection with an Indonesia withholding tax refund claim and tax consulting services related to the operating agreement and term sheet for the launch of a new fund.

(d)                All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended May 31, 2019 and $1,657 for the fiscal year ended May 31, 2018. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $16,500 for the fiscal year ended May 31, 2019 and $14,000 for the fiscal year ended May 31, 2018. The services for which these fees were paid included the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, assets under management certification, and benchmarking services in connection with the ICI TA survey.

(e)   (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)    pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)    pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)    establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e)   (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)   No disclosures are required by this Item 4(f).

(g)   The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $41,500 for the fiscal year ended May 31, 2019 and $15,657 for the fiscal year ended May 31, 2018.

(h)   The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.    Audit Committee of Listed Registrants.                                                                                               N/A

Item 6.    Schedule of Investments.                                                                                                                       N/A

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                                                                                                                                                                                     N/A

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.                                                                                                                                                                                     N/A

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                                                                                                                                                                                     N/A

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.    Controls and Procedures.

(a)    Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)    Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Company.                                                                                                                                                                        N/A

Item 13.    Exhibits.

(a) (1) Code of Ethics

(a)   (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)        Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE INCOME FUND

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	July 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	July 31, 2019

By	S\GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	July 31, 2019